
InspireMD

InspireMD

James Barry, Ph.D. President and CEO I November 2019

Disclaimers

This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payors for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

About InspireMD

InspireMD is a commercial-stage medical device company focused on stroke prevention for patients with carotid artery disease and other vascular diseases utilizing an integrated embolic protection technology

COMPANY

NYSE AMER:	NSPR
Employees:	46
Headquarters:	Tel Aviv
Manufacturing Facility:	Tel Aviv
Commercial and Clinical Employees:	Germany UK Spain Israel

TECHNOLOGY

Proprietary MicroNet™ technology



PRODUCTS

Commercial:	CGuard™ EPS (Carotid) MGuard™ EPS (Coronary)
Pipeline:	CGuard™ EPS USA Next Gen CGuard™ PVGuard™ (Peripheral) NGuard™ (Neuro)

InspireMD

Company Highlights

CGuard™ EPS	**Enabling a** *paradigm shift (CAS)* in the treatment of carotid artery disease and stroke prevention **Breakthrough platform**: Highly differentiated, with strong support from leading clinicians **MicroNet™ technology** that is elegantly simple, propriety and easily leveraged to other medical devices
Benefits demonstrated in multiple trials	**Clinical Evidence / Data Driven**: 7 completed and 4 ongoing clinical trials **Differentiation** versus conventional carotid stents and surgery **Outcomes based:** No device related major adverse events. No major strokes **Sustainable results**: Long term benefit reported in all-comer population
Commercial Growth	**Expanding Existing Footprint**: Deeper penetration within key markets **Results**: 2018 CGuard™ EPS sales increased 55% YoY **Commercial Model Development**: Evaluating opportunities to go direct in key markets
1B Global Market Opportunity	**Expansion into OUS Markets**: Near Term: Brazil; Strategic Partners Discussions in Japan and China **United States**: IDE FDA submission for CGuard™ EPS July 2019 Additional request from FDA for information in support of application August 2019 Working closely with FDA to resolve additional requests for information Critical step in commencing human trial in the USA
Capital Structure	**Recapitalized** the company to clean up the capital structure and prepare for growth **Capital use** focused on commercial execution, IDE and pipeline
Pipeline and Strategic Opportunities	**Leverage** MicroNet™ into other pipeline opportunities in neurovascular and peripheral vascular diseases **Proactively** seek synergistic product opportunities **Add** BD resources to effectively assess inbound queries and implement a more focused and proactive BD strategy.

Stroke is the Second Biggest Cause of Death

An estimated 15 million people suffer from stroke annually[3]

- 6.2 million deaths[1]
- 5 million people left permanently disabled[3]
- $34 billion associated with stroke management in the US alone[2]
- ~ 85% of all strokes are ischemic strokes, which result from a lack of blood flow to the brain[4]
- Carotid artery disease (CAD) is a major risk factor for stroke
- Approximately 20% of all ischemic strokes are estimated to be caused by CAD (2.2-2.4 million)[5]


Top 10 Causes of Death Globally, 2016[6]
18
16
14
12
10
8
6
4
2
0
Ischaemic Heart Disease
Stroke
Other Top 10 Causes of Death

[1] https://www.worldstrokecampaign.org/learn/facts-and-figures.html
[2] Center For Disease Control and Prevention – Stroke Facts – 2017
[3] http://www.emro.who.int/health-topics/stroke-cerebrovascular-accident/index.html
[4] **State of the Nation** Stroke statistics - January 2016
[5] https://www.nejm.org/doi/full/10.1056/nejm200006083422302
[6] https://www.who.int/news-room/fact-sheets/detail/the-top-10-causes-of-death

Unmet Need: A Safer Technology for Stroke Prevention in CAD

Surgery vs. Carotid Artery Stenting

Carotid Endarterectomy (CEA)	Filter Protected Stenting (CAS)
"Gold standard"[1], but…	**Patient friendly, long-term durability[1],**
Invasive; risk of surgical complications	Non-Invasive; risk of complications
• Myocardial Infarction[1] • Risk of cranial nerve injury[2] • Esthetic concern	• Procedural minor stroke risk (with conventional stents)[1] • Post-procedural minor stroke risk (with conventional stents)[1]
	

Based on the **CREST** clinical trial data, in which only **conventional carotid stents** were used vs.**surgery**

InspireMD

[1]CREST Trial: N Engl J Med 2010;363:11-23
[2] Circulation. 2012;125:2256-2264

Current Treatments for Carotid Artery Disease

Surgery (Carotid Endardarectomy) (CEA) vs. Conventional Carotid Stents (CAS)

CREST

N Engl J Med 2010;363:11-23.

	CAS (N=1262)	CEA (N=1240)	**Periprocedural Period** Absolute Treatment Effect of CAS vs. CEA (95% CI)	Hazard Ratio for CAS vs. CEA (95% CI)	P Value
	no. of patients (% ±SE)		*percentage points*		
Death	9 (0.7±0.2)	4 (0.3±0.2)	0.4 (−0.2 to 1.0)	2.25 (0.69 to 7.30)†	0.18†
Stroke					
Any	52 (4.1±0.6)	29 (2.3±0.4)	1.8 (0.4 to 3.2)	1.79 (1.14 to 2.82)	0.01
Major ipsilateral	11 (0.9±0.3)	4 (0.3±0.2)	0.5 (−0.1 to 1.2)	2.67 (0.85 to 8.40)	0.09
Major nonipsilateral‡	0	4 (0.3±0.2)	NA	NA	NA
Minor ipsilateral	37 (2.9±0.5)	17 (1.4±0.3)	1.6 (0.4 to 2.7)	2.16 (1.22 to 3.83)	0.009
Minor nonipsilateral	4 (0.3±0.2)	4 (0.3±0.2)	0.0 (−0.4 to 0.4)	1.02 (0.25 to 4.07)	0.98†
Myocardial infarction	14 (1.1±0.3)	28 (2.3±0.4)	−1.1 (−2.2 to −0.1)	0.50 (0.26 to 0.94)	0.03
Any periprocedural stroke or postprocedural ipsilateral stroke	52 (4.1±0.6)	29 (2.3±0.4)	1.8 (0.4 to 3.2)	1.79 (1.14 to 2.82)	0.01
Major stroke	11 (0.9±0.3)	8 (0.6±0.2)	0.2 (−0.5 to 0.9)	1.35 (0.54 to 3.36)	0.52
Minor stroke	41 (3.2±0.5)	21 (1.7±0.4)	1.6 (0.3 to 2.8)	1.95 (1.15 to 3.30)	0.01
Any periprocedural stroke or death or post-procedural ipsilateral stroke	55 (4.4±0.6)	29 (2.3±0.4)	2.0 (0.6 to 3.4)	1.90 (1.21 to 2.98)	0.005
Primary end point (any periprocedural stroke, myocardial infarction, or death or postprocedural ipsilateral stroke)	66 (5.2±0.6)	56 (4.5±0.6)	0.7 (−1.0 to 2.4)	1.18 (0.82 to 1.68)	0.38

[1]CREST Trial: N Engl J Med 2010;363:11-23

Embolization Following Carotid Artery Stenting

Plaque protrusion through stent struts occurs in up to 65% of conventional carotid stents, depending on plaque morphology/symptomatic status and stent type. The consequence is cerebral embolization, either directly or via additional thrombus formation.



2/3 of CAS neurovascular events (stroke, TIA) are POST-procedural.**

* Musialek, et.al. Eurointerventions 2016;12 August 2016., ** Bosiers et al. Eur J Vasc Endovasc Surg Vol 33, Feb 2007., https://biotextiles2015.wordpress.com/embolic-protection-device/

Consequences Range from Neurological Deficit to Stroke

Pre-Procedure


A
R
L

Pre-intervention showing 90% occlusion of the carotid artery and an MRI showing an old white matter infarction (obstruction).

Post-Procedure


B
R
L

Post-intervention showing successful opening of the occluded carotid artery with conventional stenting and an MRI showing multiple micro-infarcts (obstructions) post-procedure due to liberation of embolic particles.

A Billion Dollar Market Opportunity

Carotid procedures today are primarily surgical



20%
of Market
80%
of Market
CEA
CAS

Carotid procedures tomorrow could be mostly minimally invasive with CGuard™



100%
of Market
CAS

- 2.2M diagnosed with carotid artery disease
- 2017: ~600,000 patients with high grade carotid stenosis (HGCS) require interventions for CAD
- At present, ~80% are surgically treated with carotid endarderectomy (CEA)
- At a price of $1,650 per stent, the addressable market is estimated to be more than $1 billion

MicroNet™ covered stents could become the Gold Standard

The InspireMD Solution: CGuard™ EPS

Conventional Carotid Stent



Plaque protrusion may lead to early and late distal embolization
Debris
Arterial Wall
Stent Struts

Carotid plaque can protrude through the stent struts

CGuard™ EPS





- The MicroNet™ **permanently covers** plaque and stops "debris" from passing through the mesh.
- Ultrathin PET mesh made of a single 20 micron fibre from a biocompatible polymer - widely used in other medical implants
- MicroNet™ acts as a "safety net" with greater vessel area coverage to prevent plaque protrusion through the stent into the blood vessel

CGuard™ EPS has been shown to prevent embolic debris passing into the carotid artery and traveling to the brain

InspireMD

Image presented at TCT 2014
https://www.tctmd.com/conference/tct-2014 https://www.nyp.org/locations/newyork-presbyterian-columbia-university-medical-center

The InspireMD Solution: CGuard™ EPS

Conventional Carotid Stents [1]	CGuard™ EPS[2]
No plaque coverage - leading to plaque protrusions or prolapse passing into the vessel lumen	The MicroNet™ permanently covers plaque and prevents "debris" from passing through the mesh.


Conventional Carotid Stent


CGuard™ EPS
MicroNet mesh preventing prolapse

1. Yoshimura, et al. J A C C : Cardiovascular Imaging 4; 4, 2011 : 43 2-6
2. Umemoto. et.al. Eurointervention 192 2017

Positive CGuard™ EPS Clinical Experience

CARENET Clinical Trial (2014)
30 Patient Safety and Efficacy clinical trial
Zero major adverse cardiac or cerebral events (MACCE) at 30 days (Comparative data 5.72%*)
50% fewer new ischemic lesions with lesion volume being 10x times smaller compared to historical non-mesh carotid artery stenting data
All new ischemic lesions fully resolved at 30 days except one
3.6% MACCE rate at 6 months (Comparative data 8.09%**)
Zero strokes or stroke related deaths at 12 months

PARADIGM 101 and PARADIGM Extend Clinical Trials (2015, 2016, 2018, and 2019)
402 patients, 436 devices ongoing registry evaluating CGuard EPS in unselected, consecutive carotid patients (all-comers)
99.1% device success in PARADIGM 101
0% major stroke @ 30 days (0-402) **<1% any stroke (minor), death or myocardial infarction (4/402)**
0 strokes from 30 days to 1 year (n=311) **0 ipsilateral (device related) strokes from 30 days to 2 years (n=205)** **1 ipsilateral stroke at 3 years (1/108)** **1 ipsilateral stroke at 4 years (1/61)**
1 case of instent restenosis at 1 year (1/106)



"CGuard can safely be used on more than 90% of all-comer patients that have carotid artery stenosis."

- P. Musialek, MD

* Trials included in analysis: ARCHeR pooled, ARMOUR, BEACH, CABERNET, CREATE, EMPIRE, EPIC, MAVErIC 1+2, MAVErIC International, PRIAMUS, SAPPHIRE, SECURITY, PROFI, ICSS
** Values extrapolated from event curves
*** Musialek, Presentation at the 2019 Joint Congress of the World Heart Federation and the European Society of Cardiology, Paris FR

Analysis of Published Carotid Stent Trial Data

Comparative analysis of the carotid stent data available in public domains
(journal publications plus congress presentations published on-line)

Cumulative Incidence of Death/Stroke/MI @ 30 days *plus* 1-year ipislateral stroke rate


CARENET - CGuard N=30
PARADIGM - CGuard N=101
IRONGUARD - CGuard N=200
Italian Registry - Roadsaver N=150
ClearRoad - Roadsaver N=100
Pieniazek Registry - Roadsaver N=147
Scaffold - Gore N= 312
MAVErIC Intl - Exponent N=51
SECURITY - Exact N= 305
CREATE - Protege N= 419
CABERNET - Nextstent N= 454
ARCHeR Pooled - Acculink N=581
BEACH - Wallstent N=747
Exact - Xact N=1500
CG
CG
CG
RS
RS
RS
Gore
0,0
2,0
4,0
6,0
8,0
10,0
12,0


Conventional
single-layer stents
RS
CG
0
1
2
3
4
5
6
7
8
Conventional Stents
Roadsaver
CGuard
30d
1y
30d
1y
30d
1y

ESC Congress
Paris 2019

Combined data from different studies/populations confounders may contribute => compare with caution

Analysis of Published Next Generation Carotid Device Trial Data*

Patient-level meta-analysis
556 patients / 4 trials
(both symptomatic and asymptomatic) **

Dual-layer stents
1-year data

Cumulative results at one year according to Stent Platform



c guard
roadsaver
Event Rate (%)
0
1
2
3
4
5
6
Stroke
p = 0.97
Death
p = 0.12
Stroke +Death
p = 0.25
restenosis
p = 0.003
In stent thrombosis
Restenosis + in-stent
p = 0.007

ESC Congress
Paris 2019

Stabile et al. 2019 (at review)

InspireMD

*Musialek – Presentation at the 2019 Joint Congress of the World Heart Federation and the European Society of Cardiology, Paris FR
**Stabile et. al. 1-year results, J. Cardio. Surg. (submitted)

CGuard™ EPS vs Conventional Stents and Surgery

- CGuard™ EPS has a superior profile versus historical data on both conventional carotid stents and surgery
- CGuard™ is a next-generation stent supported by a strong and growing body of clinical data
- 7 completed clinical trials and 4 ongoing trials


30 day MACCE results (Major and Minor Adverse Cardiac and Cerebral Events)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.76% (1,2)
5.20% (3)
4.50% (3)
CGuard™
Conventional stents
CEA

*NOTE: *IRON-GUARD, Wisggott and Casana trials are not included in this calculation of the CGuard data as these trials were not independently monitored*

1. JACC Cardiovasc Interv 2015 Aug 17. 8:1229-1234 2.EuroIntervention 2016 Aug 05. 658-70 3.N Engl J of Med 2010 July 1. 11-23

A Leading Vascular Surgeon's View



Prof. Ralf Kolvenbach

Head of Cardiovascular Diseases
Medical Director of the Catholic Hospitals, Duesseldorf, Germany

"The CGuard™, in comparison to other [carotid] stents, even in comparison to other mesh covered stents, is a very easy to use device. Very simple, you take it off the shelf and you use it and that's it."

"Patient risks associated with stenting using CGuard™ are far lower than those associated with CEA or with other types of carotid stents.

"CGuard™ will become a major factor in preventing strokes caused by carotid artery disease."

"With CGuard™ we can get excellent results, probably better than open surgery, the Gold Standard"

Commercial Strategy

Transition current users of carotid stents to CGuard™ EPS

Continued communication of CGuard™ EPS clinical data

Continue to support investigator initiated clinical registries

Continue to develop network of KOLs, broaden centers of excellence to multiple clinical disciplines

Transition Vascular Surgeons to CGuard™

Advisory boards, surgeon specific clinical registries, centers of excellence

Publish, present, and communicate data demonstrating that CGuard™ is as safe as CEA

Establish a presence at major vascular surgery meetings

Expand digital, social and other tools to more effectively communicate

Expand footprint in existing geographical areas

Focus limited resources on larger markets with highest opportunities – Germany, Italy, Spain, Poland

Support regional clinical and clinical specialty registries to build on the clinical database and broaden support

Evaluating further market growth via direct sales in key regional markets

Continue geographical expansion where strategically relevant

Ongoing discussions with partners to bring CGuard To Japan and China

Obtain US IDE approval

CGuard™ EPS Product Development

US FDA

- IDE FDA submission for CGuard™ EPS July 2019
- Additional request from FDA for information in support of application August 2019
- Working closely with FDA to resolve additional requests for information
- Critical step in commencing human trial in the USA

Innovative Pipeline Developments

- CGuard continuous improvements (including COGS)
- Peripheral vascular products
- Neurovascular

Evaluating external opportunities

- Proactively evaluating synergistic opportunities to further broaden the product portfolio and take advantage of the global distribution network that has been developed
- Add BD resources to effectively assess inbound queries and implement a more focused and proactive BD strategy

Addressable Stroke Prevention Device Market

13mn people globally with high grade carotid stenosis (HGS)

2.2mn people with HGS diagnosed

~600,000 received surgical/stent treatment

Untapped market: At least 1.6mn patients could be helped by CGuard EPS

Plus roughly 10mn people who are undiagnosed

2017: ~600,000 patients with high grade carotid stenosis (HGS) require interventions for CAD. At present, ~80% are surgically treated with carotid endarterectomy (CEA)

The balance are treated with conventional carotid stents (CAS) with an average of 1.05 stents/procedure

At a price of $1,650 per stent, the addressable market is estimated to be more than $1 billion

Intellectual Property Portfolio

PATENT RIGHTS	ISSUED	ALLOWED	PENDING
USA	13	2	6
Rest of World	47	0	19



Proprietary platform technology supported by a robust intellectual property portfolio

Continue to strengthen and broaden patent protection globally to enable future pipeline products

Leadership

Significant track records of success

James Barry, Ph.D. President and CEO	Boston Scientific, Pfizer
Craig Shore CFO	Pfizer, Bristol-Myers Squibb, GE
Paul Stuka Chairman	OSIRIS, Fidelity Investments
Michael Berman Director	Boston Scientific, Velocimed™, LUTONIX
Campbell Rogers, M.D. Director	HeartFlow, Cordis a Johnson & Johnson company, Harvard Medical School
Thomas Kester Director	Kester Search Group® Clear objectives. Precise solutions., KPMG
Sol Barer, Ph.D. Special Advisor to the Board	Celgene, TEVA Teva Pharmaceutical Industries Ltd.

Summary Financials

NYSE AMERICAN	NSPR
Stock Price (10/31/19):	$1.13
Average last month daily trading volume:	242 K
Shares outstanding (10/31/19):	3.6 M
Shares outstanding including full conversion of preferred shares and prefunded warrants (10/31/19):	4.9 M
Market capitalization including full conversion of preferred shares and prefunded warrants (10/31/19):	$5.5 M
Cash (9/30/19):	$7.2 M

Summary

Focused on the deadly and catastrophic problem of stroke that is estimated to cost the healthcare system more than $34BB annually in the US alone

The current addressable market for CGuard ™ EPS is estimated to be $1BB with the potential to further expand into the 1.6MM patient population which is diagnosed but not treated

Currently, vascular surgeons treat the majority of patients with carotid artery disease: Focus will be on converting the vascular surgeons to use CGuard™ EPS

Strong and consistent clinical data continues to validate the safety profile of CGuard™ EPS even in a large "all comer" patient population with data indicating sustained benefit out to 3 years

Increasingly more presentations and live clinical cases with CGuard™ EPS are featured at major and regional clinical conferences

Following the sterilizer event in Q1, company made a solid recovery and has returned to normal operations

Increased focus, positive large clinical trials and significant investment in minimally invasive treatment of carotid artery disease is creating a tailwind for CGuard™ EPS

Product pipeline to support continued growth in all geographies, including the United States

InspireMD